Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Startech Environmental Corporation (the "Company") on Form 10-Q for the quarter ended July 31, 2007 as filed with the Securities and Exchange Commission (the "Report"), I, Peter J. Scanlon, Chief Financial Officer, Treasurer and Secretary of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



By: /s/ Peter J. Scanlon
    ------------------------
    Peter J. Scanlon
    Chief Financial Officer, Secretary, Vice President and
    Principal Financial Officer
    September 14, 2007